[LETTERHEAD]

December 18, 1997

Austin Commercial, Inc.
3535 Travis Street, Suite 300
Dallas, Texas 75204-1466


                        LIMITED NOTICE TO PROCEED NO.1
           WATERVIEW TECHNOLOGY CENTER PHASE I - RICHARDSON, TEXAS

Gentlemen:

This "Limited Notice to Proceed," having an effective date of December 18, 1997, is your authorization to proceed with the Scope of Work defined in Attachment "A". The Guaranteed Maximum Cost to Owner for Contractor's performance of this Limited Notice to Proceed Work is not to exceed $3,777,420, including Contractor's Fee of $127,735. Applicable Conditions of this Limited Notice to Proceed are listed in Attachment "A".

                                   OWNER:

                                   STB SYSTEMS, INC.

                                   BY /s/ Bryan F. Keyes
                                     -----------------------------------
                                        Bryan F. Keyes
                                        Vice President


                                   ACCEPTED BY CONTRACTOR:

                                   AUSTIN COMMERCIAL, INC.


                                   BY /s/ Steve Warnick
                                     -----------------------------------
                                        Steve Warnick
                                        Vice President

                                   DATE:     December 18, 1997

                                 ATTACHMENT 'A'
                                       TO
                        LIMITED NOTICE TO PROCEED NO. 1
                       WATERVIEW TECHNOLOGY CENTER PHASE I
                               RICHARDSON, TEXAS


I. SCOPE OF WORK TO BE PERFORMED BY CONTRACTOR UNDER THIS LIMITED NOTICE TO PROCEED

     A. Layout Work, Civil and Site Work including Clearing, Grading and Fill, Utilities, Paving, etc. - all in accordance with the following documents:

            PROJECT MANUAL (Specifications) Titled - SITEWORK CONSTRUCTION PACKAGE - Dated November 25,1997 - Consisting of Divisions and Sections listed in the Table of Contents

            DRAWINGS - Titled - SITEWORK PACKAGE FOR CONSTRUCTION - Consisting of the following Sheets having latest date indicated:

                      Sheet No. and Title                 Latest Date
                      -------------------                 -----------
                ----  Cover Sheet & Index of Drawings       11/26/97   (1)
                C-1   Cover Sheet & Index of Drawings       11/25/97
                C-4   Grading/Erosion Control Plan          11/25/97
                C-5   Erosion Control Details               11/25/97
                C-6   Drainage Area Map                     11/25/97
                C-7   Storm Sewer Plan                      11/25/97
                C-8   Storm Sewer Profiles                  11/25/97
                C-9   Paving/Dimension Control Plan         11/25/97
                C-10  Paving Details                        11/25/97
                C-11  Water & Sewer Plan                    11/25/97
                C-12  Water & Sewer Profiles                11/25/97
                C-13  Prevention Plan Narrative             11/25/97
                C-14  Prevention Plan Narrative             11/25/97
                C-15  Storm Water Pollution Prevention Plan (Not Dated) (2)

                    CITY OF RICHARDSON STANDARD CONSTRUCTION DETAILS

                C-1   Water                                 05/08/97
                C-2   Water                                 04/19/96
                C-3   Sanitary Sewer                        04/19/96
                C-4   Storm Sewer                           04/19/96
                C-5   Street                                05/--/97
                C-8   Misc. Details                         04/19/96
                C-9   Screening Wall Brick/Sidewalk         04/19/96  (3)


            (1) Disregard issue date of drawings listed on this sheet.
            (2) Manual Pages on this sheet have latest date of Feb. 1993.
            (3) Issued for Standard Sidewalk Details Only.

            General Notes:
                (A) Reinforced concrete paving to be 3000 psi - 5" or 6" thick (as scheduled) on 6" compacted fill with P.I. between 8 and 20. Refer to alternate description on Drawing Sheet C9.

ATTACHMENT 'A' TO LIMITED NOTICE TO PROCEED NO. 1
WATERVIEW TECHNOLOGY CENTER PHASE I - RICHARDSON, TEXAS

                (B) Water lines shown on Drawing Sheet C11 are included in the scope of this Limited Notice to Proceed. Installation of the 12" water lines and a portion of the 8" water line are "On Hold" pending further study by the City. Refer to attached drawing SK-C11 dated 12/15/97 for location of water lines "On Hold."
                (C) Sanitary sewer lines shown on Drawing Sheet C11 are included in the scope of this Limited Notice to Proceed. Installation of sanitary sewer lines are "On Hold" pending further study by the City. Refer to attached drawing SK-C11 dated 12/15/97 for location of sanitary sewer lines "On Hold."

     B. Foundation Work and Level One Structural Slab Work including Crawl Space Grading and Drainage and Under Floor Mechanical/Electrical Work
          - all in accordance with the following documents.

            PROJECT MANUAL (Specifications) Titled - STRUCTURAL FOUNDATIONS AND FIRST FLOOR PACKAGE - Dated November 17,1997 - Consisting of Divisions and Sections listed in the Table of Contents.

            DRAWINGS - Titled - FOUNDATION AND FIRST FLOOR PACKAGE FOR CONSTRUCTION - Consisting of the following Sheets having latest date indicated:

                       Sheet No. and Title                     Latest Date
                       -------------------                     -----------
                ----   Cover Sheet & Index of Drawings           11/21/97  (1)
                S1.01  General Notes                             11/21/97
                S2.01  Foundation Plan                           11/21/97
                S2.02  Level 1 Framing Plan                      11/21/97
                S3.01  Foundation Details                        11/21/97
                S4.01  Concrete Details                          11/21/97
                S5.01  Column Schedule                           11/21/97
                S6.01  Misc. Schedules                           11/21/97
                S6.02  Misc. Schedules                           11/21/97
                ME1.03 Under Floor Plan-Mechanical/Electrical    11/21/97
                C1     Crawl Space Grading and Drainage          11/21/97

                       For Information Only
                       --------------------
                S2.03  Level 2 Framing Plan                      11/21/97
                S2.04  Level 3&4 Framing Plan                    11/21/97
                S2.05  Roof Framing Plan                         11/21/97
                A1.01  Project Standards                         11/21/97
                A2     Level 1 Floor Plan                        11/21/97
                A3     Level 2 Floor Plan                        11/21/97
                A4     Typical Floor Plan                        11/21/97
                A6     Roof Plan                                 11/21/97
                A9     Building Elevations                       11/21/97
                A11    Building Sections                         11/21/97
                DD-1   Typical Floor Plan - Mechanical           11/03/97
                DD-2   Roof Plan - Mechanical/Electrical         11/03/97
                DD-3   Mechanical Details                        11/03/97
                DD-4   Electrical Riser                          11/03/97

            (1) Disregard drawings listed on this sheet.

ATTACHMENT 'A' TO LIMITED NOTICE TO PROCEED NO. 1
WATERVIEW TECHNOLOGY CENTER PHASE I - RICHARDSON, TEXAS

            General Note
                (A) A "Jack Hole" for the future hydraulic elevator near column line C-4 is included in the scope of this Limited Notice to Proceed.

     C. Light Pole Bases and Underground Conduit for Site Lighting and Electrical Work - all in accordance with the following drawing:

                         Sheet No. and Title           Latest Date
                         -------------------           -----------
                ME1.1    Site Plan Electrical            12/02/97

     D. Contractors General Conditions Work for the Project, including necessary Mobilization, Permits, Insurance, Drawing Reproduction, Materials Testing and Construction of Exterior Mock-up Panel. NOTE:
          This Limited Notice to Proceed incorporates all work authorized in attached December 1, 1997 letter.

     E. Preparation of Miscellaneous Shop Drawings and Prepurchases not required for this Limited Notice to Proceed Work but which may be required prior to contracting for the Work. The Maximum Cost to Owner for this Authorization is limited to $55,000. The sum of which is included in the Guaranteed Maximum Cost of this Limited Notice to Proceed.

          NOTE: ATTACHED IS A BREAKDOWN OF THE GUARANTEED MAXIMUM COST APPLICABLE TO THIS LIMITED NOTICE TO PROCEED. THE FOLLOWING ALLOWANCES ARE INCLUDED.

          Printing and Reproduction Charges                 $        30,000 (1)
          Permits & Fees                                    $        10,000 (2)
          Utility Charges                                   $        30,000 (3)
          Materials Testing                                 $        60,000
          Misc. Shop Drawing Preparation and Prepurchases   $        55,000 (4)

          (1) Allowance subject to increase for printing and reproduction charges in excess of $35,000.
          (2) For permits and fees (if any) that have not been waived by the City. Development Fees waived by the City consist of: Platting Fee, Site Plan Fee, Plan - Review Fee and Landscape Plan Review Fee.
                Building/Engineering Inspections Fees waived by the City consist of: Engineering Inspection Fees, Building Permit Fees.
          (3)   For temporary and check out power charges.
          (4) For preparation of misc. shop drawings and prepurchases not required for this Limited Notice to Proceed work but which may be required prior to contracting for the Work.


II.  CONDITIONS OF THIS LIMITED NOTICE TO PROCEED

     A. Upon receipt of this "Limited Notice to Proceed", Contractor shall proceed with the Work and shall continue with the performance of the Work upon receipt of either subsequent Limited Notices to Proceed or an Unlimited Notice to Proceed.

          Contractor agrees to achieve substantial completion of the Work consisting of the construction of a four story shell office building containing a gross floor area of approximately 210,000 SF and all related site improvements not later than 300 calendar days after date of this Limited Notice to Proceed.

ATTACHMENT 'A' TO LIMITED NOTICE TO PROCEED NO. 1
WATERVIEW TECHNOLOGY CENTER PHASE I - RICHARDSON, TEXAS

          Additionally, Contractor agrees to substantially complete the Work as necessary to allow the Interior Finish Out Work (other than Shell Building Finishes) to commence by Contractor or by Owner's other contractor(s) not later than 190 calendar days after date of this Limited Notice to Proceed. Contractor is in agreement that if Contractor is authorized in a timely manner to perform this Interior Finish Out Work (in excess of Shell Building Finishes) that substantial completion of both the Shell Office Building Work and the Interior Finish Out Work (in excess of Shell Building Finishes) can be achieved simultaneously.

          Contractor shall notify Owner in a timely manner if and when subsequent Limited Notices to Proceed are required in order to maintain Contractor's Schedule.

     B. During the performance of this or subsequent Limited Notice to Proceed Work, Owner and Contractor expect to execute a Construction Contract for all Work in connection with the construction of the Phase I Shell Office Building and Site Improvements. The form of Contract shall be substantially similar to the Construction Contract Dated November 19, 1997. Applicable terms and conditions of referenced Construction Contract apply to this "Limited Notice to Proceed."

     C. Certificates evidencing the insurance coverage required of Contractor by the attachment titled CONTRACTOR'S INSURANCE REQUIREMENTS are to be submitted to Owner before commencing work. Additionally, Contractor shall take out an All Risk Builder's Risk Insurance policy insuring the interest of Owner, Contractor, Subcontractor and Sub-subcontractors and which shall include but not be limited to, the perils of Fire, Lightning, Wind storm, Hurricane, Hail, Explosion, Riot, Civil Commotion, Smoke, Aircraft, Land Vehicles, Vandalism and Malicious Mischief, etc., in an amount equal to 100% of the contract sum (but not including non-insurable items). Contractor shall provide Certificates of such insurance to Owner.

     D. Contractor is not required by this "Limited Notice to Proceed" to provide a performance bond or labor and material payment bond. However, prior to execution of the Construction Contract, Owner may require Contractor to provide such bonds.

     E. Prior to execution of the Construction Contract for the Phase I Shell Office Building and Site Improvements, Owner and Contractor shall mutually agree upon a Guaranteed Maximum Price for the Work which is currently estimated at $13,760,000, including budget allowance of $350,000 for Landscape Improvements/Graphics and $160,000 for extension of city water and sanitary sewer utilities serving the building, the cost of which is to be reimbursed to Owner by the City.

          The following is not included in above estimated amount.

                Contractors Payment Performance Bonds

                Interior Finish Out Work (in excess of Shell Building Finishes)

                     A Schematic of the Construction Site.

                      BREAKDOWN OF GUARANTEED MAXIMUM COST
                  APPLICABLE TO LIMITED NOTICE TO PROCEED NO. 1

            WATERVIEW TECHNOLOGY CENTER PHASE I - RICHARDSON, TEXAS

A.   Layout Work, Civil and Site Work including Clearing, Grading, Fill,
     Utilities, Paving, etc.                                                $1,394,625
     (Amount includes $160,000 for extension of City water and sanitary sewer utilities serving the building, the cost of which is to be reimbursed to Owner by the City).


B.   Foundation Work and Level One Structural Slab Work including Crawl
     Space Grading and Drainage and Under Floor Mechanical/Electrical Work.  1,396,150


C.   Lightpole Bases and Underground Conduit for Site Lighting and
     Electrical Work.                                                           25,000


D.   Contractors General Conditions Work for the Project, including
     Necessary Mobilization, Permits, Insurance, Drawing Reproduction,
     Materials Testing and Construction of Exterior Mock-up Panel.             778,910


E.   Preparation of Misc. Shop Drawings and Prepurchases not required for this Limited Notice to Proceed Work but which may be required prior
     to Contracting.                                                            55,000
                                                                            ----------
                                                                            $3,649,685


     Contractor's Fee                                                          127,735
                                                                            ----------

     Guaranteed Maximum Cost - LIMITED NOTICE TO PROCEED NO. 1              $3,777,420

[LETTERHEAD]

December 1, 1997


Mr. Bruce Lane
Austin Commercial, Inc.
3335 Travis Street, Suite 300
Dallas, Texas 75204-1466

RE: WATERVIEW TECHNOLOGY CENTER PHASE 1 - RICHARDSON, TEXAS

Dear Mr. Lane:

This letter shall serve as your authorization to:
     - Move trailers and other temporary structures onto the site and set up your office compound and staging area where shown on attached site plan. Install construction fence as necessary.
     - Construct Exterior Mock-up Panel in accordance with attached HKS Memorandum dates November 25, 1997, and drawing A-1. Mock-up Panel to be located where shown on attached site plan.
     -    Perform general layout and field engineering work.
     - In preparation for the December 4th Ground Breaking Ceremony, mow grass and place gravel fill material within area shown on attached site plan.

It is understood that you will secure permits related to this authorized work and will submit Certificates evidencing the insurance coverage typically provided by Austin Commercial, Inc to STB Systems, Inc., prior to moving onto the site.

During the week of December 8, 1997, STB anticipates authorizing Austin by Limited Notice to Proceed No. One to commence Site and Building Foundation Work. It is understood that prior to the issuance of Limited Notice to Proceed No. One the amount STB is obligated to pay Austin related to this authorization work shall not exceed $75,000.00.

Sincerely,
STB Systems, Inc.


/s/ Bryan F. Keyes
Bryan F. Keyes                               Accepted December 2, 1997
Treasurer                                    AUSTIN COMMERCIAL, INC.


                                                  /s/ Bruce Lane
cc:  Garth Hodge - The Amend Group           By:  Bruce Lane
     Ray Wood - The Amend Group                   Project Manager

                                 Contractor's
                            Insurance Requirements

The contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the state of Texas and with an A.M. Best's rating acceptable to the owner, the following insurance, in the following amounts, which shall, with the exception of the worker's compensation policy, be endorsed in all policies to include STB Systems, Inc. as additional insured. All policies shall be endorsed to include a waiver of subrogation in favor of STB Systems, Inc. its directors, officers and employees. Policy shall provide that STB Systems, Inc. shall be given thirty days prior written notice of any alteration or termination of coverage.

Contractor shall be responsible to verify that subcontractors are in compliance with the insurance provisions of this Agreement. Owner reserves the right to reject any subcontractor who cannot demonstrate proof of the insurance coverage required hereunder.

1.   COMMERCIAL GENERAL LIABILITY

     Policy is to be written on a standard ISO occurrence version of the Commercial General Liability form, or its equivalent, which includes coverage for premises operations, products-completed operations, independent contractors liability, personal injury liability, contractual liability, and explosion, collapse and underground coverage.

     Limits:

     $1,000,000 per occurrence bodily injury and property damage
     $1,000,000 personal and advertising injury
     $2,000,000 general aggregate (to apply on a per project basis) $2,000,000 products/completed operations limit
     $10,000 Medical Expense (any one person)

     COMPLETED OPERATIONS COVERAGE WILL BE MAINTAINED FOR AT LEAST 5 YEARS AFTER PROJECT COMPLETION.

2.   BUSINESS AUTOMOBILE COVERAGE

     Policy shall cover all owned, non-owned and hired vehicles used in connection with the work.

     Limits:

     $1,000,000 per occurrence combined single limit for bodily injury and property damage.

3.   WORKERS COMPENSATION

     Coverage placed as required by Texas State Law and including Employer's Liability Insurance with a limit of not less than $500,000 per occurrence.


4.   EXCESS LIABILITY COVERAGE

     Coverage placed shall be at least as broad as primary Commercial General Liability, Business Automobile Liability and Employer's Liability policies with an occurrence limit of liability of no less than $10,000,000.

Certificates of Insurance shall be sent to STB Systems, Inc prior to commencement of the Work and shall provide for thirty (30) calendar days prior written notice of cancellation be given to STB Systems, Inc. Certificate should note that applicable policies have been endorsed to name STB Systems, Inc. as an additional insured and that policies have been endorsed with waivers of subrogation in favor of STB Systems, Inc.